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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 26, 2013
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-179896	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of Principal Executive Offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 26, 2013, Jessica W. Bibliowicz and Fiona P. Dias were appointed to the Board of Directors (the “Board”) of Realogy Holdings Corp. (“Realogy Holdings”) and the Board of Managers of Realogy Holdings' indirect wholly owned subsidiary, Realogy Group LLC. Concurrent with these appointments, Realogy Holdings announced the resignation of Scott M. Kleinman from its Board. Kleinman, who is Lead Partner, Private Equity, with Apollo Global Management LLC, had served as a Realogy Holdings Director since April 2007.
Ms. Bibliowicz and Ms. Dias have been determined by the Board to be independent directors for purposes of the listing standards of The New York Stock Exchange. With their appointments, Realogy Holdings now has a majority (five) of independent members on its nine-member Board.
Ms. Bibliowicz, age 53, is a veteran financial services executive and served as Chief Executive Officer of National Financial Partners Corp., a provider of corporate benefits, insurance and wealth management services, from 1999 until May 2013, when she stepped down from that role as part of a previously announced succession plan, and as its Chairman since 2003.
Ms. Dias, age 47, is currently Chief Strategy Officer of ShopRunner, an online shopping service, and has held this position since August 2011. Previously she served as Executive Vice President, Strategy & Marketing, of GSI Commerce, Inc., a provider of e-commerce and interactive marketing services for leading retailers and brands, from February 2007 to June 2011, when it was acquired by eBay. Ms. Dias also served as Executive Vice President and Chief Marketing Officer at Circuit City Stores, Inc., a specialty retailer of consumer electronics, from May 2005 to August 2006, while serving as President of Circuit City Direct from 2003 to 2006. She also held Senior Vice President positions at Circuit City from November 2000 to April 2005.
The Realogy Holdings Board has not yet determined the committee or committees of the Board on which Ms. Bibliowicz or Ms. Dias will serve.
Each of Ms. Bibliowicz and Ms. Dias will receive compensation for her service as a director in accordance with the Realogy Holdings' director compensation guidelines set forth on pages 12 and 13 of the Realogy Holdings' 2013 proxy statement filed with the Securities and Exchange Commission on March 25, 2013, and Item 5. Other Events” of Realogy Holdings' Form 10-Q for the three months ended March 31, 2013, which sections of the proxy statement and Form 10-Q are incorporated herein by reference.
There have been no transactions and there are no currently proposed transactions in which the Realogy Holdings or Realogy Group was or is to be a participant and in which either Ms. Bibliowicz or Ms. Dias had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.
Mr. Kleinman's resignation is not the result of any dispute or disagreement with Realogy Holdings or any of its subsidiaries.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Holdings Corp.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Group LLC

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer
Date: June 26, 2013